CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2017
Disclosure Text Block [Abstract]
CAPITAL MANAGEMENT

18. CAPITAL MANAGEMENT

Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP Unitholders. Brookfield Renewable’s capital is monitored through debt to total capitalization ratio which is calculated as total debt plus deferred income tax liabilities, net of deferred income tax assets, and equity. The ratio as at December 31, 2017 was 40% (2016: 38%).

Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt to capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their property-specific borrowings. These covenants vary from one credit agreement to another and include ratios that address debt service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.

As part of the TerraForm Global transaction, Brookfield Renewable acquired assets with project level financings that were in default prior to the acquisition, had outstanding principal amounts totaling $342 million and mature in 2031. As at December 31, 2017, the loans were not in compliance with certain covenants due to the SunEdison Bankruptcy, as well as issues with contractors under the engineering, procurement and construction contract. The loan balances have been classified as current as at December 31, 2017. Brookfield Renewable is currently working with all the lenders to cure such defaults and release the restrictions placed on the projects. Except for the aforementioned defaults, Brookfield Renewable complied with all material financial covenants as of December 31, 2017.

Brookfield Renewable’s strategy during 2017, which was unchanged from 2016, was to maintain the measure set out in the following schedule as at December 31:

(MILLIONS)	2017	2016
Total debt
Current portion of long-term debt(1)	$1,676	$1,034
Long-term debt and credit facilities	10,090	9,148
	11,766	10,182
Deferred income tax liabilities, net(2)	3,411	3,652
Equity	14,282	12,672
Total capitalization	$29,459	$26,506
Debt to total capitalization	40%	38%
[1]

[1]
  As part of the TerraForm Global transaction, Brookfield Renewable acquired $ 841 million of borrowings that were immediately classified as current due to the change of control provision allowing the holders to direct TerraForm Global to redeem the bonds at 101 % of par value in the first quarter of 2018. Brookfield Renewable redeemed these borrowings at approximately 107 % of par value in the first quarter of 2018 with a combination of available cash on hand and proceeds from note offering th at closed on February 22, 2018. See Note 20 – Cash and Cash Equivalents and Note 31 – Subsequent Events
  Deferred income tax liabilities less deferred income tax assets.